SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2014 (February 5, 2014)

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-14379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Convergys Corporation (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment Filing”) to revise certain information in a press release (the “Original Earnings Release”) furnished by the Company with its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2014 (the “Original Filing”).

Item 2.02. Results of Operations and Financial Condition

On February 5, 2014, the Company issued the Original Earnings Release and furnished the Original Filing to announce results for the fourth quarter and year ended December 31, 2013. On February 28, 2014, the Company issued a press release (the “Revised Release”) to announce revised 2013 GAAP earnings to reflect a tax provision relating to its plans to use offshore cash described below.

Subsequent to the Original Filing and during the process of preparing the Company’s annual financial statements at December 31, 2013, the Company determined that a tax provision relating to its plans to use offshore cash should be reflected in the December 31, 2013 financial statements. The Company had not previously provided a tax provision for U.S. federal and/or state income tax and foreign withholdings on undistributed earnings from non-U.S. operations because the Company had intended to reinvest such earnings indefinitely outside the United States. As the Company indicated in its January 6, 2014 conference call with financial analysts and investors regarding its entry into a merger agreement for the acquisition of SGS Holdings, Inc., including the investor presentation relating to, and transcript of, such conference call furnished in a Form 8-K dated January 6, 2014, the Company plans to use certain offshore cash at the closing on a tax efficient basis to finance the transaction. Accordingly, the Company changed the classification of a portion of undistributed earnings from non-U.S. operations to reflect a change in the Company’s plans that could result in the repatriation of foreign earnings.

The additional income tax expense during the three months ended December 31, 2013 and revised GAAP earnings for fourth quarter and full year 2013 are described in the Revised Release, which is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any Company filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing or report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

99	Convergys Corporation press release dated February 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Taylor C. Greenwald
Taylor C. Greenwald Controller

Date: February 28, 2014

EXHIBIT INDEX

Exhibit No.

99	Convergys Corporation press release dated February 28, 2014

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